Item 1. Report to Shareholders

OCTOBER 31, 2004

SUMMIT MUNICIPAL FUNDS

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the funds' future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.



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T. ROWE PRICE SUMMIT MUNICIPAL FUNDS

Fellow Shareholders

Tax-free municipal bonds produced good returns and surpassed taxable bonds in the 6- and 12-month periods ended October 31, 2004. In the last six months, money market and short-term interest rates rose as the Federal Reserve began reversing its accommodative monetary policy. In contrast, long-term rates declined as prospects for economic growth moderated amid surging energy costs and lingering business caution. Longer-term and lower-quality municipal securities fared best in the last six months, helped by their yield advantage.


ECONOMY AND INTEREST RATES

The economy continued to expand in the second half of our funds' fiscal year, albeit at a slower pace than in the first half. Job growth, which surged in the spring, has moderated in recent months amid heightened business caution, a heated Presidential election campaign, the highest oil prices in two decades, and persistent geopolitical concerns. Nonetheless, with strong underlying fundamentals supporting the outlook for economic expansion and a gradual pickup in inflation, the Federal Reserve lifted the overnight fed funds target rate--a benchmark for various lending rates--from a 46-year low of 1.00% to 1.75%. (After the end of our reporting period, the Fed raised the target rate to 2.00% on November 10.)

Money market and short-term bond yields rose in the last six months. In contrast, long-term municipal interest rates declined and finished the period at or near eight-month lows. Consequently, long-term maturities outperformed shorter maturities on a total return basis. Short rates responded more sharply to Fed rate increases, and the low yields in that area of the curve were not high enough to overcome principal erosion.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                              30-Year AAA       5-Year AAA         Weekly Money
                                  General          General         Market Funds
                               Obligation       Obligation                Index

10/31/03                             4.82%            2.40%                1.05%

                                     4.72             2.39                 1.12

                                     4.63             2.36                 1.15

1/04                                 4.60             2.45                 0.95

                                     4.44             2.22                 0.95

                                     4.53             2.35                 1.03

4/04                                 4.93             2.94                 1.09

                                     4.99             3.10                 1.06

                                     5.02             3.10                 1.05

7/04                                 4.91             2.98                 1.09

                                     4.70             2.63                 1.35

                                     4.68             2.66                 1.70

10/31/04                             4.60             2.61                 1.75

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MUNICIPAL MARKET NEWS

New municipal supply, still high from a historical perspective, was manageable and reduced pressure on municipal bond prices. The rise in income and sales tax receipts from an improving economy reduced the need for many issuers to borrow. Higher-than-anticipated revenues, combined with expenditure cuts and fee increases, have improved many states' finances and allowed the better-managed states to consider rebuilding budget reserves liquidated during the recession.

Local governments and school districts are also participating in the states' recovery in that they are receiving more in assistance and transfers. The rise in housing prices over the last three years also benefited local governments since it has naturally increased the yield of levied property taxes, which are localities' primary revenue source. Broadly speaking, the outlook for public finance is brighter, even if the gathering clouds of escalating pension and benefit costs loom on the horizon.

Through the end of October, new municipal supply in 2004 totaled $300 billion, about 8% lower than at this time in 2003. Projected full-year issuance is expected to be high--at around $350 billion--but less than last year's record $383 billion.


PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.40% and 0.72% in the 6- and 12-month periods ended October 31, 2004, respectively. As shown in the table, the fund surpassed its Lipper benchmark in both periods.

The fund's long-term record versus its competitors remains outstanding. Lipper ranked the fund in the top 7% of the Lipper tax-exempt money market funds universe for the five-year period ended September 30, 2004. The fund was also ranked in the top 10% for the 1- and 10-year periods ended September 30, 2004. (Based on total return, Lipper ranked the Summit Municipal Money Market Fund 13 out of 131, 7 out of 104, and 8 out of 80 funds for the 1-, 5-, and 10-year periods ended September 30, 2004, respectively.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Summit Municipal
Money Market Fund                                     0.40%                0.72%

Lipper Tax-Exempt Money
Market Funds Average                                  0.29                 0.48

Please see the fund's quarter-end returns following this letter.

Results will vary for other time periods. Past performance cannot guarantee future results.)

Fed rate increases and intentions have dominated the most recent six-month period, leaving money market yields substantially higher than they were at the end of April. Municipal rates ultimately followed changes in taxable rates to higher levels, though not always in lockstep. One-year interest rates, as measured by Libor (a taxable money market benchmark), rose from 1.35% to 2.55% in the last six months, whereas municipal one-year notes climbed from 1.05% to 1.85%. Overnight and seven-day variable rate yields averaged between 1.15% and 1.20% during the period, compared with 0.95% to 1.00%, respectively, in the first half of our fiscal year.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------

Price Per Share                            $          1.00      $          1.00

Dividend Yield (7-Day Simple)*                        0.67%                1.25%

Weighted Average Maturity (days)                        57                   30

* Dividends earned for the last seven days of the period indicated are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than total return.


QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/04             10/31/04
--------------------------------------------------------------------------------

AAA                                                   85.3%                87.6%

AA                                                    14.0                 11.9

A                                                      0.1                  0.2

BBB                                                    0.0                  0.0

BB and Below                                           0.0                  0.0

Not Rated                                              0.6                  0.3
--------------------------------------------------------------------------------
Total                                                  100%                 100%

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.


[GRAPHIC OMITTED]

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Summit Municipal Money Market Fund

Housing Finance Revenue                                                      22%

Industrial and Pollution Control Revenue                                     18

Air and Sea Transportation                                                   16

Educational Revenue                                                          13

General Obligations - Local                                                   9

Electric Revenue                                                              6

Hospital Revenue                                                              5

All Other Assets                                                             11

With short-term interest rates on the rise, we purposefully shortened the portfolio's weighted average maturity from 57 days at the end of April to 30 days at the end of October. Rather than participate aggressively in the summer's note issuance, we chose to build our variable rate position, which will more immediately benefit from higher reinvestment rates and reduce principal risk. We expect to maintain such a posture until either the Fed significantly slows its pace of monetary policy tightening or a pause by the Fed becomes likely. Until that time, the fund's yield is likely to respond primarily to changes in very short municipal rates.

Summit Municipal Intermediate Fund
Your fund returned 3.46% and 4.35% in the 6- and 12-month periods ended October 31, 2004, respectively. The fund narrowly trailed its Lipper benchmark in the last six months, as shown in the table, because our shorter-than-average duration limited our gains as longer-term rates fell. However, the fund surpassed its benchmark for the one-year period. Fund performance in the last six months was derived almost equally from $0.18 dividend income and a $0.19 gain in the net asset value (NAV). For the 12-month period, the fund earned $0.38 dividend income, which was augmented by a $0.09 increase in the NAV.

The fund's long-term record versus its competitors remains quite favorable. In fact, Lipper ranked the fund in the top 15% of the Lipper intermediate municipal debt funds universe for the 10-year period ended September 30, 2004. (Based on total return, Lipper ranked the Summit Municipal Intermediate Fund 35 out of 149, 21 out of 97, and 10 out of 68 funds for the 1-, 5-, and 10-year periods ended September 30, 2004, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------
Summit Municipal
Intermediate Fund                                     3.46%                4.35%

Lipper Intermediate Municipal
Debt Funds Average                                    3.58                 3.99

Please see the fund's quarter-end returns following this letter.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------

Price Per Share                            $         10.86      $         11.05

30-Day Standardized Yield
to Maturity                                           2.75%                2.68%

Weighted Average Maturity (years)                      7.3                  7.6

Weighted Average Effective
Duration (years)                                       4.4                  4.4

Six months ago, with more than 5% of fund assets in cash reserves because of incoming flows, we sought to make the portfolio fully invested without materially changing our defensive duration posture. We increased exposure to bonds with three-year,

10-year, and longer maturities while reducing allocations to bonds maturing in five, seven, and 15 years. By the end of our reporting period, the portfolio resembled a barbell to some extent, with an emphasis on three-year bonds and long-term securities. This structure reflects our belief that longer maturities offer the best relative value and that 5- to 10-year bonds are likely to underperform as the municipal yield curve flattens.

In the last six months, we continued to add to sectors of the municipal market that we believe will benefit from a strengthening economy. At the end of October, some of our largest allocations were economic recovery bonds and general obligations issued by the state of California, New York State appropriation bonds, and New York City general obligations. Although yield spreads on these bonds have already tightened over the last year, we believe they will continue to do so, given improving credit fundamentals and reduced municipal issuance in these states with relatively high taxes.


QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/04             10/31/04
--------------------------------------------------------------------------------

AAA                                                   56.1%                57.3%

AA                                                    23.0                 21.3

A                                                      8.2                 10.3

BBB                                                    8.1                  5.9

BB and Below                                           1.6                  1.0

Not Rated                                              3.0                  4.2
--------------------------------------------------------------------------------
Total                                                  100%                 100%

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.


[GRAPHIC OMITTED]


SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Summit Municipal Intermediate Fund

General Obligations - Local                                                  12%

Electric Revenue                                                             10

Dedicated Tax Revenue                                                         9

Prerefunded Bonds                                                             9

Lease Revenue                                                                 9

Hospital Revenue                                                              8

Air and Sea Transportation Revenue                                            7

All Other Assets                                                             36


Lower-quality bonds performed well in the last six months amid an improving economy and continued low interest rates. Our allocation to bonds rated BBB (the lowest tier of the investment-grade universe) decreased slightly due to sales, a maturity, and a credit rating upgrade. We added new positions in the industrial and pollution control revenue, electric utility, retirement facility, and hospital revenue sectors. We maintained modest exposure to bonds rated below investment grade and recently purchased some Florida development district bonds. We believe that opportunistic investing in lower-rated securities has the potential to help the fund's longer-term performance.

Summit Municipal Income Fund
Your fund returned 4.70% and 6.49% in the 6- and 12-month periods ended October 31, 2004, respectively. As shown in the table, the fund surpassed its Lipper benchmark in both periods. Fund performance in the last six months was derived almost equally from $0.24 dividend income and a $0.26 gain in the net asset value (NAV). For the 12-month period, the fund earned $0.49 dividend income, and its NAV increased $0.20.

The fund's long-term record versus its competitors is excellent. Lipper ranked the fund in the top 3% of the Lipper general municipal debt funds category for the 10-year period ended September 30, 2004. The fund was also ranked in the top 8% for the five-year period ended September 30, 2004. (Based on total return, Lipper ranked the Summit Municipal Income Fund 36 out of 299, 17 out of 230, and 3 out of 128 funds for the 1-, 5-, and 10-year periods ended September 30, 2004, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Summit Municipal
Income Fund                                           4.70%                6.49%

Lipper General Municipal
Debt Funds Average                                    4.25                 5.23

Please see the fund's quarter-end returns following this letter.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------

Price Per Share                            $         10.81      $         11.07

30-Day Standardized Yield
to Maturity                                           3.88%                3.65%

Weighted Average Maturity (years)                     15.4                 14.9

Weighted Average Effective
Duration (years)                                       5.8                  5.2


Our defensive posture during the bond market's unexpected rally has not been detrimental to fund performance, thanks to favorable security and maturity selection. In the last six months, we deployed new cash flows into lower-quality securities that also have some defensive characteristics. Lower-rated credits outperformed the general market throughout our fiscal year, and their incremental yield helped offset any performance lag stemming from our defensive posture during this year's rally. The highly volatile airline sector was the exception in the lower-quality universe where returns were dismal. Fortunately, our minimal exposure helped boost our relative performance.

The fund reaped strong returns from a handful of holdings that were prerefunded as issuers continued to take advantage of low rates to refinance their debt. Industrial and pollution control revenue bonds and retirement facility bonds also produced outstanding returns. In addition, our decision to increase exposure to California was advantageous. California bonds performed well as the state's credit rating was upgraded and as new supply began to wane.

Because of our cautious outlook on interest rates, we reduced the portfolio's duration from 5.8 years to 5.2 years in the last six months. We also emphasized premium coupon bonds that have shorter durations and thus should hold up well in a rising rate environment. We will likely maintain a defensive posture as long as our outlook is for higher rates.

QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/04             10/31/04
--------------------------------------------------------------------------------

AAA                                                   46.4%                46.6%

AA                                                    12.2                 11.4

A                                                     14.9                 18.6

BBB                                                   15.5                 14.2

BB and Below                                           3.0                  2.3

Not Rated                                              8.0                  6.9
--------------------------------------------------------------------------------

Total                                                  100%                 100%

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.


                                [GRAPHIC OMITTED]
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Summit Municipal Income Fund

Hospital Revenue                                                             13%

Prerefunded Bonds                                                            11

Electric Revenue                                                             11

Industrial and Pollution Control Revenue                                      9

Lease Revenue                                                                 8

Air and Sea Transportation Revenue                                            6

Dedicated Tax Revenue                                                         6

All Other Assets                                                             36


OUTLOOK

While the recent surge in energy prices will likely dampen consumer spending in the winter months, strong fundamentals continue to support our outlook for sustained economic expansion. Because the Fed remains committed to removing monetary policy accommodation gradually, interest rates along the yield curve are likely to rise, suggesting higher money market yields and a more challenging bond market environment in the period ahead.

Although it may be time for renewed caution regarding fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation from the very low levels of the last few years is likely to remain modest compared with previous inflationary periods. Second, increased demand, especially from nontraditional buyers of municipal securities, should lend support to municipal bond prices. Finally, given that the municipal yield curve is still fairly steep, we believe that bonds with longer maturities still offer value to investors.

Respectfully submitted,



Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund




Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund




Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 12, 2004

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES
Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation, lose their advantage as a source of tax-free income.

RISKS OF INVESTING IN MONEY MARKET SECURITIES
Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if portfolio holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity:
The average of the stated maturity dates of a bond or money market portfolio's securities. The average maturity for a money market fund is measured in days, whereas a bond fund's average maturity is measured in years. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which means greater price fluctuation.

Duration:
The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund's sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate:
An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation:
a sustained increase in prices throughout the economy.

Yield curve:
A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


GROWTH OF $25,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

SUMMIT MUNICIPAL MONEY MARKET FUND
As of 10/31/04

Summit Municipal Money Market Fund      $32,259
Lipper Tax-Exempt Money Market Funds Average    $31,502

                                           Lipper Tax-Exempt    Summit Municipal
                                           Money Market Funds      Money Market
                                                   Average                 Fund
--------------------------------------------------------------------------------

10/94                                      $        25,000      $        25,000

10/95                                               25,840               25,883

10/96                                               26,631               26,733

10/97                                               27,459               27,634

10/98                                               28,295               28,539

10/99                                               29,046               29,366

10/00                                               30,053               30,455

10/01                                               30,861               31,371

10/02                                               31,163               31,772

10/03                                               31,335               32,028

10/04                                               31,502               32,259



AVERAGE ANNUAL COMPOUND TOTAL RETURN


This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04            1 Year           5 Years             10 Years
--------------------------------------------------------------------------------

Summit Municipal Money
Market Fund                       0.72%               1.90%                2.58%

Lipper Tax-Exempt Money
Market Funds Average              0.48                1.60                 2.34

Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance cannot guarantee future results.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


GROWTH OF $25,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

SUMMIT MUNICIPAL INTERMEDIATE FUND
As of 10/31/04

Summit Municipal Intermediate Fund      $45,082
Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index  $47,053
Lehman Brothers 7-Year Municipal Bond Index     $46,802
Lipper Intermediate  Municipal Debt Funds Average       $43,532

                                                         Lehman
                                                       Brothers
                                                      Municipal
                                                           Bond
                         Lipper          Lehman       1-15 Year
                    Intermediate       Brothers           Blend          Summit
                      Municipal          7-Year           (1-17       Municipal
                     Debt Funds       Municipal       Maturity)    Intermediate
                        Average      Bond Index           Index            Fund

10/94               $    25,000     $    25,000     $    25,000     $    25,000

10/95                    27,840          28,088          28,223          27,849

10/96                    29,127          29,395          29,647          29,350

10/97                    31,143          31,578          31,944          31,634

10/98                    33,268          33,912          34,326          33,815

10/99                    32,781          33,914          34,301          33,489

10/00                    34,875          36,229          36,790          35,733

10/01                    38,119          39,801          40,341          39,120

10/02                    40,022          42,295          42,714          41,281

10/03                    41,801          44,728          44,828          43,201

10/04                    43,532          45,082          47,053          46,802


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04            1 Year           5 Years             10 Years
--------------------------------------------------------------------------------

Summit Municipal Intermediate
Fund                              4.35%               6.13%                6.07%

Lehman Brothers 7-Year
Municipal Bond Index              4.64                6.65                 6.47

Lehman Brothers Municipal Bond
1-15 Year Blend
(1-17 Maturity) Index             4.96                6.53                 6.53

Lipper Intermediate Municipal
Debt Funds Average                3.99                5.81                 5.69

Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance cannot guarantee future results.

BENCHMARK CHANGE
We have changed the fund's broad market benchmark from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index. We believe the new benchmark, which represents a broader segment of the municipal market than the 7-year index, is more representative of the set of securities we consider for investment.



T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------

GROWTH OF $25,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

SUMMIT MUNICIPAL INCOME FUND
As of 10/31/04

Summit Municipal Income Fund    $50,512
Lehman Brothers Municipal Bond Index    $49,427
Lipper General Municipal Debt Funds Average    $45,111

                                   Lipper           Lehman
                                  General         Brothers               Summit
                                Municipal        Municipal            Municipal
                               Debt Funds             Bond               Income
                                  Average            Index                 Fund

10/94                         $   25,000       $    25,000          $    25,000

10/95                             28,413            28,710               28,671

10/96                             29,916            30,347               30,688

10/97                             32,416            32,924               33,923

10/98                             34,745            35,563               36,787

10/99                             33,282            34,934               35,470

10/00                             35,721            37,907               38,317

10/01                             39,147            41,889               42,483

10/02                             40,731            44,347               44,758

10/03                             42,723            46,615               47,433

10/04                             45,111            49,427               50,512


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04          1 Year             5 Years             10 Years
--------------------------------------------------------------------------------

Summit Municipal Income
Fund                              6.49%               7.33%                7.29%

Lehman Brothers Municipal
Bond Index                        6.03                7.19                 7.05

Lipper General Municipal
Debt Funds Average                5.23                6.17                 6.07

Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance cannot guarantee future results.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                              Beginning             Ending        Expenses Paid
                          Account Value      Account Value        During Period*
                                 5/1/04           10/31/04   5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                    $       1,000    $      1,004.00      $          2.26

Hypothetical (assumes 5%
return before expenses)           1,000           1,022.88                 2.29

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.45%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.


 T. ROWE PRICE SUMMIT MUNICIPAL INTERMEDIATE FUND
--------------------------------------------------------------------------------

                              Beginning             Ending        Expenses Paid
                          Account Value      Account Value        During Period*
                                 5/1/04           10/31/04   5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                     $      1,000    $      1,034.60      $          2.56

Hypothetical (assumes 5%
return before expenses)           1,000           1,022.62                 2.54

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.5%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.


 T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND

                              Beginning             Ending        Expenses Paid
                          Account Value      Account Value        During Period*
                                 5/1/04           10/31/04   5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                       $    1,000    $      1,047.00      $          2.57

Hypothetical (assumes 5%
return before expenses)           1,000           1,022.62                 2.54

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.5%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------

QUARTER-END RETURNS
--------------------------------------------------------------------------------

                           7-Day
                          Simple
Periods Ended 9/30/04      Yield          1 Year         5 Years        10 Years
--------------------------------------------------------------------------------

Summit Municipal Money
Market Fund                1.06%           0.68%           1.93%           2.60%

Lipper Tax-Exempt
Money Market
Funds Average               N/A            0.42            1.63            2.35
--------------------------------------------------------------------------------

Summit Municipal
Intermediate Fund           N/A            3.38            5.88            5.95

Lipper Intermediate
Municipal
Debt Funds Average          N/A            2.81            5.53            5.51
--------------------------------------------------------------------------------

Summit Municipal
Income Fund                 N/A            5.19            6.83            7.03

Lipper General Municipal
Debt Funds Average          N/A            3.95            5.69            5.76

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than the total return.

OCTOBER 31, 2004

SUMMIT MUNICIPAL INCOME FUND

Annual Report - Financial Statements

T. ROWE PRICE

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------



                          Year
                         Ended
                      10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
NET ASSET VALUE

Beginning of
period               $   10.87   $   10.74   $   10.69   $   10.13   $    9.88

Investment
activities
  Net investment
  income (loss)           0.49        0.50        0.51        0.52        0.52

  Net realized
  and unrealized
  gain (loss)             0.20        0.13        0.05        0.56        0.25

  Total from
  investment
  activities              0.69        0.63        0.56        1.08        0.77

Distributions
  Net investment
  income                 (0.49)      (0.50)      (0.51)      (0.52)      (0.52)

NET ASSET VALUE

End of period        $   11.07   $   10.87   $   10.74   $   10.69   $   10.13
                     ---------   ---------   ---------   ---------   ---------


Ratios/Supplemental Data

Total return^             6.49%       5.98%       5.36%      10.87%       8.03%

Ratio of total
expenses to
average net
assets                    0.50%       0.50%       0.50%       0.50%       0.50%

Ratio of net
investment
income (loss) to
average net
assets                    4.51%       4.59%       4.77%       4.95%       5.23%

Portfolio
turnover rate             30.5%       37.0%       47.3%       53.0%       55.8%

Net assets,
end of period
(in thousands)       $ 101,375   $  91,534   $  90,584   $  83,054   $  69,227

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004



PORTFOLIO OF INVESTMENTS(1)                           $Par                Value
--------------------------------------------------------------------------------
(Amounts in 000s)


ALABAMA  1.6%

Alabama Public School & College
Auth., 5.50%, 9/1/29 (MBIA
Insured)                                             1,000                1,089

Baldwin County Eastern Shore Hosp.
Auth., Thomas Hosp.
6.75%, 4/1/21                                          200                  207

Camden Ind. Dev. Board, IDRB,
Weyerhaeuser, 6.125%, 12/1/24                          300                  323

Total Alabama (Cost $1,526)                                               1,619


ALASKA  2.6%

Alaska HFC, Single Family, 5.75%,
12/1/11 #                                            1,115                1,131

Alaska Student Loan Corp., 5.10%,
7/1/10 (AMBAC Insured) #                             1,000                1,075

Valdez Marine, PCR, BP Amoco,
VRDN (Currently 1.74%)                                 450                  450

Total Alaska (Cost $2,560)                                                2,656


ARIZONA  2.8%

Phoenix, 5.875%, 7/1/18
(Prerefunded 7/1/10+)                                  575                  658

Phoenix Civic Improvement Corp.,
6.25%, 7/1/17 (Prerefunded
7/1/10+) (FGIC Insured)                              1,000                1,184

Salt River Agricultural
Improvement & Power Dist.,
5.00%, 1/1/08                                          600                  651

Tempe IDA, Friendship Village,
6.75%, 12/1/30                                         300                  306

Total Arizona (Cost $2,544)                                               2,799


ARKANSAS  1.8%

University of Arkansas, 5.00%,
11/1/34 (MBIA Insured)                               1,755                1,796

Total Arkansas (Cost $1,796)                                              1,796


CALIFORNIA  10.6%

California, GO
    5.50%, 11/1/33                                     500                  536

    5.65%, 6/1/30                                      500                  544

California Dept. of Water Resources

  Power Supply
    5.25%, 5/1/09 (MBIA Insured)                     1,000                1,111

    5.50%, 5/1/14 (AMBAC Insured)                    1,000                1,144

    5.75%, 5/1/17                                      200                  227

California PCR, Pacific Gas & Electric,
3.50%, 12/1/23 (Tender
6/1/07) (FGIC Insured) #                               500                  512

California Public Works Board
    Dept. of Corrections, 5.25%, 6/1/28              1,000                1,043

    Dept. of Mental Health, Coalinga, 5.125%,
    6/1/29                                           1,000                1,027

California Statewide CDA, Kaiser Permanente,
2.30%, 4/1/34 (Tender 5/1/07)                          500                  500

Chula Vista, Multi-Family Housing, 7.50%,
1/1/32 #                                               455                  461

Chula Vista, PCR, San Diego Gas & Electric,
5.50%, 12/1/21 #                                       500                  532

Golden State Tobacco Securitization Corp.,
Tobacco Settlement 5.625%, 6/1/38                    1,000                1,066

Pomona Unified School Dist., GO, 6.15%,
8/1/15 (MBIA Insured)                                  145                  173

Poway Community Fac. Dist. No. 88-1, 6.75%,
8/15/15                                                425                  477

Sacramento City Fin. Auth., Sacramento
Hotel & Convention Center 6.25%, 1/1/30                500                  504

San Diego Unified School Dist.,
Election 98E, 5.25%, 7/1/24 (FSA Insured)              500                  567

Santa Ana Housing Auth., Multi-Family
Villa, 5.65%, 11/1/21 (Tender 11/1/06) #               300                  305

Total California (Cost $10,272)                                          10,729


COLORADO  1.1%

Arapahoe County, Zero Coupon, 8/31/26
(Prerefunded 8/31/05+)                               2,000                  411

Colorado HFA
    Adventist Health, 6.625%, 11/15/26                 500                  553

    Covenant Retirement Communities,
    6.125%, 12/1/33                                    100                  105

Total Colorado (Cost $1,007)                                              1,069


CONNECTICUT  0.6%

Mashantucket Western Pequot Tribe, 144A
    5.70%, 9/1/12                                      250                  268

    5.75%, 9/1/27                                      300                  309

Total Connecticut (Cost $537)                                               577

DELAWARE  1.7%

Delaware HFA, Catholic Health East,
5.75%, 11/15/33                                        250                  264

Delaware Housing Auth., Multi-Family,
5.40%, 7/1/24                                        1,465                1,488

Total Delaware (Cost $1,724)                                              1,752


DISTRICT OF COLUMBIA  2.3%

District of Columbia, GO, 6.00%,
6/1/17 (MBIA Insured)                                1,100                1,331

Metropolitan Washington D.C. Airports
Auth., 5.50%, 10/1/27 (MBIA Insured) #               1,000                1,041

Total District of Columbia (Cost $2,147)                                  2,372


FLORIDA  1.9%

Double Branch Community Dev. Dist.,
5.60%, 5/1/07                                           70                   70

Fishhawk Community Dev. Dist.
    5.00%, 11/1/07                                     155                  156

    5.125%, 11/1/09                                    300                  305

Jacksonville, Excise Tax, 5.25%,
10/1/20 (MBIA Insured) #                             1,000                1,088

Seven Oaks Community Dev. Dist. II,
5.00%, 5/1/09                                          300                  303

Total Florida (Cost $1,850)                                               1,922


GEORGIA  3.9%

Athens - Clarke County Residential Care
Fac. Wesley Woods of
Athens, 6.375%, 10/1/27                                200                  176

Atlanta Airport
    5.50%, 1/1/26 (Prerefunded 1/1/10+)
    (FGIC Insured)                                     200                  227

    6.25%, 1/1/14 (FGIC Insured) #                   1,000                1,134

Chatham County Hosp. Auth., Memorial Univ.
Medical Center 6.125%, 1/1/24                          750                  814

Coweta County Residential Care Fac. for the
Elderly Wesley Woods of Newnan-Peachtree City,
8.20%, 10/1/16                                         215                  224

Fulton County Residential Care Fac.
for the Elderly Canterbury
Court, 6.125%, 2/15/26                                 250                  251

Milledgeville & Baldwin County Dev. Auth.
Georgia College & State Univ. Foundation,
6.00%, 9/1/33                                          500                  534

Municipal Electric Auth. of Georgia,
5.70%, 1/1/19 (Escrowed to
Maturity) (MBIA Insured)                               100                  118

Rockdale County Dev. Auth., Pratt
Industries USA, 7.50%, 1/1/26 #                        225                  232

Savannah Economic Dev. Auth.,
Marshes of Skidaway, 7.40%, 1/1/34                     250                  254

Total Georgia (Cost $3,737)                                               3,964


HAWAII  0.5%

Hawaii Dept. of Budget & Fin.,
Hawaii Pacific Health, B&F
Kapiolani 6.25%, 7/1/21                                500                  519

Total Hawaii (Cost $498)                                                    519


IDAHO  0.0%

Idaho Housing Agency, Single Family,
6.60%, 7/1/27 #                                         32                   33

Total Idaho (Cost $32)                                                       33


ILLINOIS  4.0%

Chicago, 6.75%, 1/1/35(Prerefunded 7/1/10+)
(FGIC Insured)                                         500                  605

Chicago O' Hare Int'l. Airport
    VRDN (Currently 1.85%)
    (AMBAC Insured) #                                  400                  400

    5.75%, 1/1/21 (MBIA Insured) #                   1,000                1,102

Granite City-Madison County, Waste
Management, 5.00%, 5/1/27
(Tender 5/1/05) #                                      750                  758

Illinois HFA
  Glen Oaks Medical Center, 7.00%, 11/15/19
  (Escrowed to Maturity)                               145                  156

  Lutheran Senior Ministries,
  7.375%, 8/15/31                                      250                  251

  Riverside Health System, 6.00%, 11/15/32             500                  529

Village of Carol Stream, Windsor Park
Manor, 7.20%, 12/1/14
(Prerefunded 12/1/07+)                                 200                  231

Total Illinois (Cost $3,783)                                              4,032


INDIANA  1.9%

Indiana Transportation Fin. Auth.
    5.375%, 12/1/25                                    840                  908

    5.375%, 12/1/25 (Prerefunded 12/1/10+)             160                  182

Whiting
    BP Amoco
      VRDN (Currently 1.79%) #                         500                  500

      VRDN (Currently 1.79%) #                         300                  300

Total Indiana (Cost $1,759)                                               1,890


IOWA  0.7%

Iowa Fin. Auth.
    Single Family Mortgage, 5.70%, 1/1/27              545                  554

    Wesley Retirement Services, 6.25%,
    2/1/12 (Prerefunded 8/1/05+)                       160                  167

Total Iowa (Cost $678)                                                      721


KANSAS  2.9%

Burlington, PCR, Gas & Electric, 5.30%,
6/1/31 (MBIA Insured)                                1,000                1,064

City of Olathe, Aberdeen Village,
8.00%, 5/15/30                                         250                  273

Johnson County Union School Dist. 233,
GO, Olathe, 5.50%, 9/1/16
(FGIC Insured)                                       1,000                1,178

Lenexa Health Care Fac., Lakeview Village,
6.875%, 5/15/32                                        400                  425

Total Kansas (Cost $2,705)                                                2,940


LOUISIANA  2.4%

Hodge Utility PCR, Stone Container Corp.,
7.45%, 3/1/24 #                                        300                  351

Louisiana, GO, Gas & Fuels, 5.375%,
6/1/19 (AMBAC Insured)                               1,000                1,118

St. Charles Parish PCR, Shell Oil,
VRDN (Currently 1.78%) #                             1,000                1,000

Total Louisiana (Cost $2,354)                                             2,469


MARYLAND  4.6%

Maryland Economic Dev. Corp.
    Anne Arundel County Golf Course,
    8.25%, 6/1/28                                      150                  139

    Aviation Administration, 5.50%,
    6/1/13 (FSA Insured) #                             600                  676

    Morgan State Univ. Student Housing,
    6.00%, 7/1/22                                      500                  535

    The Associated Jewish Charities,
    5.50%, 7/15/09                                     445                  480

Maryland Energy Fin. Administration,
Baltimore Wastewater
6.45%, 12/1/16 #                                       500                  527

Maryland HHEFA
    Adventist Healthcare, 5.75%, 1/1/25                500                  520

    Univ. of Maryland Medical System,
    6.625%, 7/1/20                                     850                  956

Maryland Stadium Auth., Sports Fac.
Leasing VRDN (Currently 1.82%) #                       640                  640

Northeast Maryland Waste Disposal
Auth., IDRB, Waste Management,
5.00%, 1/1/12 #                                        200                  207

Total Maryland (Cost $4,453)                                              4,680


MASSACHUSETTS  2.7%

Massachusetts, 5.25%, 10/1/22
(Prerefunded 10/1/13+)                                 250                  281

Massachusetts, GO, 5.25%, 8/1/19
(Prerefunded 8/1/13+)                                1,000                1,124

Massachusetts Water Pollution Abatement
Trust, Water Resources
Auth., 6.00%, 8/1/18                                 1,050                1,289

Total Massachusetts (Cost $2,354)                                         2,694


MICHIGAN  0.5%

Cornell Township Economic Dev., PCR,
MeadWestvaco 5.875%, 5/1/18                            250                  268

Michigan Strategic Fund, Ford Motor,
7.10%, 2/1/06                                          250                  263

Total Michigan (Cost $519)                                                  531


MINNESOTA  0.3%

Minneapolis-St. Paul Metropolitan Airport
Commission, Northwest Airlines, 6.25%,
4/1/25 (Tender 4/1/05) #                               300                  289

Total Minnesota (Cost $300)                                                 289


MISSISSIPPI  0.5%

Mississippi Business Fin. Corp., PCR, Entergy,
5.875%, 4/1/22                                         500                  502

Total Mississippi (Cost $497)                                               502


MISSOURI  1.3%

Missouri Higher Ed. Loan Auth.,
5.85%, 7/15/10 #                                     1,000                1,097

Sugar Creek, IDRB, LaFarge North America,
5.65%, 6/1/37 #                                        250                  253

Total Missouri (Cost $1,250)                                              1,350

NEVADA  0.9%

Clark County Airport, Las Vegas McCarran
Int'l Airport 6.00%, 7/1/17
(MBIA Insured) #                                       250                  260

Clark County, IDRB, PCR
    Southwest Gas
      5.45%, 3/1/38 (Tender 3/1/13)                    250                  264

      6.50%, 12/1/33 #                                 200                  203

Henderson Local Improvement Dist.,
Sun City Anthem Phase II
5.80%, 3/1/23                                          150                  155

Total Nevada (Cost $833)                                                    882


NEW HAMPSHIRE  0.8%

New Hampshire Business Fin. Auth., PCR,
Public Service 5.45%, 5/1/21 (MBIA Insured)            750                  828

New Hampshire Housing Fin. Agency,
Single Family Housing 6.85%, 7/1/14 #                   20                   20

Total New Hampshire (Cost $798)                                             848


NEW JERSEY  5.5%

New Jersey Economic Dev. Auth.
    Cigarette Tax, 5.75%, 6/15/29                    1,000                1,026

    Harrogate, 5.55%, 12/1/07                          150                  158

    The Evergreens, 6.00%, 10/1/17                     130                  134

    Winchester Gardens, 8.625%, 11/1/25
    (Prerefunded 11/1/06+)                             210                  239

New Jersey Economic Dev. Auth., IDRB,
Continental Airlines
6.25%, 9/15/19 #                                       700                  544

New Jersey HFFA
    Pascack Valley Hosp. Assoc.,
    6.625%, 7/1/36                                     400                  373

    South Jersey Hosp., 5.875%, 7/1/21                 750                  800

New Jersey Sports & Exhibition Auth.,
Monmouth, 8.00%, 1/1/25
(Prerefunded 1/1/05+)                                  100                  103

New Jersey Transportation Trust Fund Auth.,
6.00%, 6/15/07 (Escrowed to Maturity)                1,000                1,099

Port Auth. of New York & New Jersey,
5.875%, 9/15/15 (FGIC Insured) #                     1,000                1,064

Total New Jersey (Cost $5,449)                                            5,540

NEW MEXICO  1.2%

New Mexico Mortgage Fin. Auth., Single
Family Mortgage 6.30%, 9/1/27                          155                  157

Univ. of New Mexico Regents, Univ. of New
Mexico Hosp. 5.00%, 7/1/32 (FSA Insured)             1,080                1,096

Total New Mexico (Cost $1,241)                                            1,253


NEW YORK  6.4%

Madison County IDA, Colgate Univ.,
5.00%, 7/1/33                                          360                  368

Nassau County, 7.00%, 3/1/13 (Prerefunded
3/1/10+) (FSA Insured)                                 655                  784

Nassau County IDA, 6.80%, 1/1/11
(Prerefunded 1/1/05+)                                  290                  298

New York City, GO
    5.00%, 8/1/06                                    1,000                1,050

    5.75%, 3/1/20                                    1,000                1,124

    6.25%, 8/1/09                                      335                  362

    6.25%, 8/1/09 (Prerefunded 8/1/06+)                 15                   16

New York State Dormitory Auth., Nyack Hosp.
6.00%, 7/1/06                                          110                  110

New York State Environmental Fac. Corp., PCR
    6.90%, 11/15/15 (Prerefunded 11/15/04+)            195                  199

  EFC Pooled Loan, 6.90%, 11/15/15                       5                    5

  Waste Management, 4.45%, 7/1/17
  (Tender 7/1/09) #                                    250                  259

New York State Mortgage Agency, Single
Family Mortgage 5.85%, 10/1/18 #                       570                  612

Tobacco Settlement Fin. Corp.
    5.25%, 6/1/20 (AMBAC Insured)                      500                  544

    5.25%, 6/1/21 (AMBAC Insured)                      500                  539

Yonkers Ind. Dev. Agency, Civic Fac.,
6.625%, 2/1/26                                         250                  269

Total New York (Cost $6,193)                                              6,539


NORTH CAROLINA  1.9%

North Carolina Eastern Municipal Power Agency
    5.30%, 1/1/15                                      500                  539

    6.70%, 1/1/19                                      700                  790

North Carolina Municipal Power Agency #1,
Catawba Electric 5.50%, 1/1/13                         500                  556

Total North Carolina (Cost $1,726)                                        1,885


OHIO  3.2%

Akron, Baseball, COP, STEP, 6.90%, 12/1/16             300                  323

Cuyahoga County Hosp., Cleveland Clinic
Obligation Group 6.00%, 1/1/32                         350                  379

Franklin County, Ohio Presbyterian Retirement
Services 7.125%, 7/1/29                                500                  545

Ohio Building Auth., Adult Correctional Fac.,
5.50%, 10/1/11 (Prerefunded 10/1/09+)                1,000                1,139

Ohio Water Dev. Auth., Fresh Water Improvement,
5.375%, 12/1/21                                        750                  818

Total Ohio (Cost $2,948)                                                  3,204


OREGON  1.9%

Multnomah County Hosp. Fac. Auth., Providence
Health System 5.25%, 10/1/24                         1,000                1,068

Portland Sewer, 5.75%, 8/1/20
(FGIC Insured)                                         750                  846

Total Oregon (Cost $1,779)                                                1,914


PENNSYLVANIA  5.7%

Cumberland County Municipal Auth., Wesley
Affiliated Services 7.125%, 1/1/25                     400                  417

Montgomery County HHEFA, Foulkeways at
Gwynedd 6.75%, 11/15/24                                400                  423

Pennsylvania Higher Ed. Fac. Auth.,
Philadelphia Univ., 5.25%, 6/1/32                      250                  248

Pennsylvania Turnpike Commission, 5.50%,
7/15/33 (AMBAC Insured)                              1,000                1,089

Philadelphia School Dist.
    5.50%, 2/1/22 (Prerefunded 2/1/12+)
    (FSA Insured)                                    1,000                1,150

    5.50%, 2/1/31 (Prerefunded 2/1/12+)
    (FSA Insured)                                    1,000                1,150

West Shore Area Auth.
  Holy Spirit Hosp.
    6.20%, 1/1/26                                      500                  519

    6.25%, 1/1/32                                      250                  259

Westmoreland County IDA
  Redstone Presbyterian Seniorcare
    7.50%, 11/15/15                                    200                  211

    8.00%, 11/15/23                                    300                  323

Total Pennsylvania (Cost $5,335)                                          5,789


PUERTO RICO  1.6%

Puerto Rico Highway & Transportation Auth.,
5.50%, 7/1/15                                          250                  287

Puerto Rico Public Buildings Auth., GO
    4.00%, 7/1/26 (Tender 7/1/07)
    (MBIA Insured)                                     275                  288

    5.50%, 7/1/24                                    1,000                1,092

Total Puerto Rico (Cost $1,546)                                           1,667


SOUTH CAROLINA  1.3%

South Carolina Public Service Auth.
    5.25%, 1/1/18 (FSA Insured)                      1,000                1,094

    6.25%, 1/1/22 (Prerefunded 1/1/06+)
    (AMBAC Insured)                                    200                  214

Total South Carolina (Cost $1,234)                                        1,308


SOUTH DAKOTA  1.0%

South Dakota HEFA, Sioux Valley Hosp.,
5.50%, 11/1/31                                       1,000                1,043

Total South Dakota (Cost $1,021)                                          1,043


TENNESSEE  1.1%

Memphis-Shelby County Airport Auth.
    6.25%, 2/15/09 (MBIA Insured) #                    290                  328

    6.25%, 2/15/11 (MBIA Insured) #                    100                  115

Shelby County Health, Ed. & Housing Board,
The Village at Germantown, 7.25%, 12/1/34              250                  258

Sullivan County Health, Ed. & Housing,
Wellmont Health System 6.25%, 9/1/22                   400                  421

Total Tennessee (Cost $1,049)                                             1,122


TEXAS  6.4%

Amarillo Health Fac. Dev. Corp.,
Sears Panhandle Retirement 7.75%,
8/15/26 (Prerefunded 8/15/06+)                         200                  224

Brazos River Auth., PCR
  Centerpoint Energy, 7.75%, 12/1/18                   250                  274

  TXU Energy
    5.75%, 5/1/36 (Tender 11/1/11) #                   120                  130

    7.70%, 4/1/33 #                                    150                  178

Dallas/Fort Worth Airport, 5.50%,
11/1/31 (FGIC Insured) #                             1,000                1,045

Gulf Coast Waste Disposal Auth.,
Anheuser-Busch PCR 5.90%, 4/1/36 #                     500                  530

Harris County Health Fac. Dev. Corp.
  Memorial Hermann Healthcare System,
  6.375%, 6/1/29                                       250                  274

  St. Luke's Episcopal, 5.375%, 2/15/26              1,000                1,038

  Texas Childrens Hosp., 5.375%, 10/1/12               800                  873

Houston, 6.40%, 6/1/27                                 250                  272

Houston, GO, 5.50%, 3/1/18 (FSA Insured)               500                  557

Houston Water & Sewer System, 5.75%, 12/1/18
(Prerefunded 12/1/12+) (AMBAC Insured)                 485                  570

Port Corpus Christi IDC, PCR, Citgo Petroleum,
8.25%, 11/1/31 #                                       250                  267

Sabine River Auth., PCR, TXU Energy,
6.15%, 8/1/22                                          250                  271

Total Texas (Cost $5,999)                                                 6,503


UTAH  0.5%

Intermountain Power Agency, 5.75%,
7/1/16 (MBIA Insured)                                  500                  553

Total Utah (Cost $492)                                                      553


VIRGINIA  4.1%

Fairfax County Water Auth., 5.80%,
1/1/16 (Escrowed to Maturity)                          830                  941

Greater Richmond Convention Center,
6.125%, 6/15/29                                      1,250                1,386

Henrico County Economic Dev. Auth.,
Bon Secours Health System
5.60%, 11/15/30                                        250                  259

Lexington IDA, Stonewall Jackson Hosp.,
7.00%, 7/1/25                                          100                  101

Riverside Regional Jail Auth., 5.875%,
7/1/14 (Prerefunded 7/1/05+)
(MBIA Insured)                                       1,000                1,047

York County IDA, Virginia Electric & Power,
5.50%, 7/1/09                                          400                  424

Total Virginia (Cost $3,849)                                              4,158


WASHINGTON  2.1%

Chelan County Public Utility Dist. #1,
Rock Island Hydro Zero Coupon, 6/1/18
(MBIA Insured)                                         585                  316

Port Bellingham IDC, BP Amoco, VRDN
(Currently 1.79%) #                                    900                  900

Tacoma Solid Waste Utility
    5.50%, 12/1/17 (AMBAC Insured)                     665                  730

    5.50%, 12/1/17 (Prerefunded 12/1/07+)
    (AMBAC Insured)                                    135                  150

Total Washington (Cost $1,958)                                            2,096


WISCONSIN  0.4%

Oconto Falls CDA, Oconto Falls Tissue,
7.75%, 12/1/22 #                                       200                  149

Wisconsin HEFA, National Regency of
New Berlin, 8.00%, 8/15/25                             200                  206

Total Wisconsin (Cost $395)                                                 355


Total Investments in Securities

99.2% of Net Assets (Cost $94,727)                         $            100,564
                                                           --------------------


(1)     Denominated in U.S. dollars unless otherwise noted

#       Interest subject to alternative minimum tax

+       Used in determining portfolio maturity

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total value of such securities at period-end amounts to $577 and represents 0.6% of net assets

AMBAC   AMBAC Assurance Corp.

CDA     Community Development Administration

COP     Certificates of Participation

FGIC    Financial Guaranty Insurance Company

FSA     Financial Security Assurance Inc.

GO      General Obligation

HEFA    Health & Educational Facility Authority

HFA     Health Facility Authority

HFC     Housing Finance Corp.

HFFA    Health Facility Financing Authority

HHEFA   Health & Higher Educational Facility Authority

IDA     Industrial Development Authority/Agency

IDC     Industrial Development Corp.

IDRB    Industrial Development Revenue Bond

MBIA    MBIA Insurance Corp.

PCR     Pollution Control Revenue

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

VRDN    Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value (cost $94,727)         $            100,564

Other assets                                                              4,150

Total assets                                                            104,714

Liabilities

Total liabilities                                                         3,339

NET ASSETS                                                 $            101,375
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                 30

Undistributed net realized gain (loss)                                   (1,332)

Net unrealized gain (loss)                                                5,837

Paid-in-capital applicable to 9,161,654 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                       96,840

NET ASSETS                                                 $            101,375
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              11.07
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       10/31/04
Investment Income (Loss)

Interest income                                            $              4,761

Investment management and administrative expense                            475

Net investment income (loss)                                              4,286

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                                115

  Futures                                                                    25

  Net realized gain (loss)                                                  140

Change in net unrealized gain (loss) on securities                        1,416

Net realized and unrealized gain (loss)                                   1,556

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          $              5,842
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                      Year
                                                     Ended
                                                  10/31/04             10/31/03
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $         4,286      $         4,265

  Net realized gain (loss)                             140                  244

  Change in net unrealized gain (loss)               1,416                  875

  Increase (decrease) in net assets
  from operations                                    5,842                5,384

Distributions to shareholders
  Net investment income                             (4,278)              (4,258)

Capital share transactions *
  Shares sold                                       32,532               24,054

  Distributions reinvested                           2,658                2,705

  Shares redeemed                                  (26,913)             (26,935)

  Increase (decrease) in net assets from
  capital share transactions                         8,277                 (176)

Net Assets

Increase (decrease) during period                    9,841                  950

Beginning of period                                 91,534               90,584

End of period                              $       101,375      $        91,534
                                           ---------------      ---------------

(Including undistributed net
investment income of $30 at 10/31/04
and $26 at 10/31/03)

*Share information
  Shares sold                                        2,970                2,215

  Distributions reinvested                             243                  249

  Shares redeemed                                   (2,469)              (2,484)

  Increase (decrease) in shares outstanding            744                  (20)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004



NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities
At October 31, 2004, approximately 10% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts
During the year ended October 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Options
Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $34,671,000 and $27,652,000, respectively, for the year ended October 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004, totaled $4,278,000 and were characterized as tax-exempt income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $          6,097,000

Unrealized depreciation                                                (242,000)

Net unrealized appreciation (depreciation)                            5,855,000

Undistributed tax-exempt income                                           2,000

Capital loss carryforwards                                           (1,322,000)

Paid-in capital                                                      96,840,000

Net assets                                                 $        101,375,000
                                                           --------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $140,000 of capital loss carryforwards. As of October 31, 2004, the fund had $1,322,000 of capital loss carryforwards that expire in fiscal 2008.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $             (4,000)

Undistributed net realized gain                                           4,000

At October 31, 2004, the cost of investments for federal income tax purposes was $94,709,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At October 31, 2004, $47,000 was payable under the agreement.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and Shareholders of T. Rowe Price Summit Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Income Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $4,267,000 which qualified as exempt-interest dividends.


INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
1993

Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
2001

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2001

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corporation

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh, Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999)

F. Pierce Linaweaver
(1934)
1993

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
1993

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.

* Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Mary J. Miller, CFA
(1955)
2004
[37]

Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President, Summit Municipal Funds

James S. Riepe
(1943)
1993
[111]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Summit Municipal Funds

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Stephen V. Booth, CPA (1961)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph A. Carrier (1960)
Treasurer, Summit Municipal Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Maria H. Condez (1962)
Assistant Vice President, Summit Municipal Funds

Assistant Vice President, T. Rowe Price

G. Richard Dent (1960)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Deputy General Counsel, ACA Financial Guaranty Corporation (to 2001)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Roger L. Fiery III, CPA (1959)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Charles B. Hill, CFA (1961)
Executive Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)
Vice President, Summit Municipal Funds

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)
Assistant Vice President, Summit Municipal Funds

Assistant Vice President, T. Rowe Price

Philip J. Kligman, CFA (1974)
Assistant Vice President, Summit Municipal Funds

Assistant Vice President, T. Rowe Price

Alan D. Levenson, Ph.D. (1958)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)
Secretary, Summit Municipal Funds

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)
Executive Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Konstantine B. Mallas (1963)
Executive Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. McDonald (1949)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Hugh D. McGuirk, CFA (1960)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Portfolio Manager, Prudential Investments (to 2000)

Stephen P. Richter, CFA (1969)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price; formerly Vice President, Euler ACI (to 2000)

Timothy G. Taylor (1975)
Assistant Vice President, Summit Municipal Funds

Assistant Vice President, T. Rowe Price

Julie L. Waples (1970)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price

Edward A. Wiese, CFA (1959)
Vice President, Summit Municipal Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $7,331                $8,088
     Audit-Related Fees                         711                   456
     Tax Fees                                 2,018                 2,125
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004